                                                                   Exhibit 10.74


                                                    November 1, 1996


Information Management Associates, Inc.
1 Corporate Drive, Suite 414
Shelton, Connecticut  06484

Re:  Private Placement of Series B Senior Convertible Preferred Stock
     ----------------------------------------------------------------

Dear Sirs:

          The undersigned are each holders of any or all of (i) certain Common Stock Purchase Warrants issued by Information Management Associates, Inc. (the "Company") identified as No. W-3, No. W-4 and No. W-5, respectively, as amended (the "Warrants"); (ii) shares of Common Stock of the Company; or (iii) shares of Senior Convertible Preferred Stock of the Company.

          In addition, the Company and one or more of the undersigned are parties to (i) a Note and Warrant Purchase Agreement dated December 21, 1990, as amended (the "Note and Warrant Purchase Agreement"); (ii) certain Stock Purchase Agreements dated September 4, 1991, October 29, 1991, November 16, 1994 and March 31, 1995 (collectively, the "Stock Purchase Agreements"); and (iii) a Letter Agreement dated December 21, 1990 among the Company, certain shareholders of the Company and Wand/IMA Investments, L.P., as amended (the "Letter Agreement"). The Note and Warrant Purchase Agreement, the Stock Purchase Agreements, the Letter Agreement and the Warrants are herein referred to collectively as the "Wand Documents."

          The undersigned acknowledge that Company plans to make a private placement of 4,350 shares in the aggregate of its Series B Senior Preferred Stock (the "Series B Senior Preferred Stock") to Wand/IMA Investments II L.P. and Wand/IMA Investments III L.P. (collectively, the "Purchasers") pursuant to a Stock Purchase Agreement, dated as of the date hereof (the "Series B Preferred Stock Purchase Agreement"), a copy of which has been provided to the undersigned. The Series B Senior Preferred Stock has such rights preferences and limitations as are set forth in a Certificate of Amendment of the Company's Certificate of Incorporation, dated the date hereof and filed with the Secretary of State of the State of Connecticut (the "Certificate of Amendment"), a copy of which has been provided to the undersigned. In order to facilitate said private placement, the parties hereto agree as follows:

     (1) each of the undersigned consents to the issuance and sale of the Series B Senior Preferred Stock to the Purchasers and the execution, delivery and performance by the
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November 1, 1996
Page 2


          Company of the Series B Preferred Stock Purchase Agreement;

     (2) each of the undersigned hereby waives any covenants or provisions contained in the Wand Documents which would restrict the issuance of the Series B Senior Preferred Stock or prohibit the execution, delivery or performance by the Company of the Series B Preferred Stock Purchase Agreement including, without limitation,

          (a) any covenants or provisions which would prohibit the grant of registration rights to the Purchasers in said private placement as set forth in the Series B Preferred Stock Purchase Agreement;

          (b) any covenants or provisions which would prohibit the amendment of the Certificate of Incorporation of the Company as set forth in the Certificate of Amendment; and

          (c) any and all covenants or provisions granting rights of first refusal or preemptive rights to purchase any shares of the Series B Senior Preferred Stock;

     (3) Wand/IMA Investments, L.P. and the Company agree to amend the definition of "Indebtedness" in Section 15.1 of the Note and Warrant Purchase Agreement by inserting the following after the word "Warrants" at the end of subclause (i) of such definition:

               "and other than the Company's Series A Senior Preferred Stock and the Company's Series B Senior Preferred Stock held by Wand/IMA Investments, L.P., Wand/IMA Investments II L.P. and Wand/IMA Investments III L.P. or any Person which, directly or indirectly, is in Control of, is Controlled by or is under common Control with, any of such holders,";

     (4) Wand/IMA Investments L.P. and the Company agree to amend the definition of "Permitted Indebtedness" in Section 15.1 of the Note and Warrant Purchase Agreement by deleting subclause (g) thereof in its entirety and substituting the following therefor:

               "(g) Indebtedness owed by the Company to People's Bank in an aggregate principal amount
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November 1, 1996
Page 3

               not exceeding $8,500,000 and all extensions, renewals, refinancings or modifications thereof, provided that the aggregate principal amount thereof does not exceed $8,500,000."

     (5) Wand/IMA Investments, L.P. and the Company agree to amend the Note and Warrant Purchase Agreement by deleting Section 9.9 thereof.


          The undersigned have executed this letter agreement as of the 1st day of November, 1996.

                                     WAND/IMA INVESTMENTS, L.P., by Wand
                                     Partners Inc., its General Partner


                                     By:  /s/David J. Callard
                                          ------------------------------
                                          Name: David J. Callard
                                          Title: President

                                     WAND/IMA INVESTMENTS II L.P., by
                                     Wand Partners Inc., its General
                                     Partner


                                     By:  /s/David J. Callard
                                          ------------------------------
                                          Name: David J. Callard
                                          Title: President


                                     WAND PARTNERS INC.


                                     By: /s/David J. Callard
                                          ------------------------------
                                          Name: David J. Callard
                                          Title: President

                                     /s/Thomas F. Hill
                                     -----------------------------------
                                     Thomas F. Hill
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November 1, 1996
Page 4


Accepted and Agreed:

INFORMATION MANAGEMENT
  ASSOCIATES, INC.



By:  /s/ Gary R. Martino
     -------------------------
     Gary R. Martino
     Chairman